UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  July 21, 2005

                    Dial Thru International Corporation
           ------------------------------------------------------
           (Exact name of Registrant as specified in its charter)


          Delaware                     0-22636                 75-2461665
 ----------------------------    ---------------------    -------------------
 (State or other jurisdiction    (Commission File No.)      (I.R.S. Employer
       of incorporation                                   Identification No.)

                     17383 Sunset Boulevard, Suite 350
                       Los Angeles, California 90272
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)


                              (310) 566-1700
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                              Not Applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01  Entry into a Material Definitive Agreement

 On July 21, 2005, the registrant amended its 10% convertible note originally dated October 24, 2001 in the principal amount of $2,148,390, by and between the registrant and John Jenkins, Chief Executive Officer of the registrant. A copy of the amended note is attached hereto as Exhibit 10.1. This convertible note was amended to extend the maturity date from February 24, 2004 to February 29, 2008. In consideration for this amendment, the registrant issued to the holder of this convertible note warrants to purchase an aggregate of 580,000 shares of its common stock at an exercise price of $0.16 per share. A copy of the warrant agreement is attached hereto as Exhibit 4.1.

 On July 21, 2005, the registrant amended its 10% convertible note originally dated October 24, 2001 in the principal amount of $100,000, by and between the registrant and Larry Vierra, a Director of the registrant. A copy of the amended note is attached hereto as Exhibit 10.2. This convertible note was amended to extend the maturity date from February 24, 2004 to February 29, 2008. In consideration for this amendment, the registrant issued to the holder of this convertible note warrants to purchase an aggregate of 30,000 shares of its common stock at an exercise price of $0.16 per share. A copy of the warrant agreement is attached hereto as Exhibit 4.2.

 On July 21, 2005, the registrant amended its 10% convertible note originally dated October 24, 2001 $100,000 in the principal amount of $100,000, by and between the registrant and Allen Sciarillo, Chief Financial Officer. A copy of the amended note is attached hereto as Exhibit 10.3. This convertible note was amended to extend the maturity date from February 24, 2004 to February 29, 2008. In consideration for this amendment, the registrant issued to the holder of this convertible note warrants to purchase an aggregate of 30,000 shares of its common stock at an exercise price of $0.16 per share. A copy of the warrant agreement is attached hereto as Exhibit 4.3.


 Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

 The disclosure set forth in Item 1.01 is incorporated by reference in this
 Item 2.03.


 Item 3.02.  Unregistered Sales of Equity Securities.

 The warrants described in Item 1.01 were issued in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933.


 Item 9.01.  Financial Statements and Exhibits.

   (c)   Exhibits.

 Exhibit
 Number                   Description of Document
 ------                   -----------------------
  4.1 Common Stock Purchase Warrant dated July 21, 2005 between Dial Thru International Corporation and John Jenkins
  4.2 Common Stock Purchase Warrant dated July 21, 2005 between Dial Thru International Corporation and Larry Vierra
  4.3 Common Stock Purchase Warrant dated July 21, 2005 between Dial Thru International Corporation and Allen Sciarillo
 10.1 Amendment Number 4 to 10% Convertible Note dated July 21, 2005 between Dial Thru International Corporation and John Jenkins
 10.2 Amendment Number 4 to 10% Convertible Note dated July 21, 2005 between Dial Thru International Corporation and Larry Vierra
 10.3 Amendment Number 4 to 10% Convertible Note dated July 21, 2005 between Dial Thru International Corporation and Allen Sciarillo


                                  SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Dial Thru International Corporation


 Date:  July 26, 2005                By:  /s/ Allen Sciarillo
                                          --------------------
                                          Allen Sciarillo
                                          Chief Financial Officer, Secretary,
                                          (Principal Accounting Officer and
                                          Principal Financial Officer) and
                                          Director